SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 23, 2001


                            INDIANA GAS COMPANY, INC.
             (Exact name of registrant as specified in its charter)







         Indiana                    1-6494                  35-0793669
         -------                    ------                  ----------
 (State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                         Identification No.)

  20 N.W. Fourth Street
  Evansville, Indiana                                     47741
  -------------------                                     -----
(Address of principal executive offices)                 (Zip Code)






        Registrant's telephone number, including area code (812)491-4000


                                       N/A
             (Former name or address, if changed since last report.)



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Item 5.  Other Events

On October 23, 2001, Vectren Corporation (the Company), the parent company of Indiana Gas Company, Inc. released financial information to the investment community regarding the Company's results of operations for the three, nine and twelve month periods ended September 30, 2001. The financial information released is included herein. This information does not include footnote disclosures and should not be considered complete financial statements.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

Item 7.  Exhibits

99-1  Press Release - Third Quarter 2001 Vectren Corporation Earnings

99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                              INDIANA GAS COMPANY, INC.
October 23, 2001


                                              By:  /s/ M. Susan Hardwick
                                              M. Susan Hardwick
                                              Vice President and Controller